Exhibit 32.2

Certification Pursuant To

18 U.S.C. Section 1350

As Adopted Pursuant To

Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of China Yida Holding Co. (the “Company”) on Form 10-Q/A for the period ended September 30, 2014 as filed with the Securities and Exchange Commission (the “Report”), I, Yongxi Lin, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Yongxi Lin Yongxi Lin Chief Financial Officer (Principal Financial Officer)
Date: March 5, 2015

A signed original of this written statement required by Section 906 has been provided to China Yida Holding Co. and will be retained by China Yida Holding Co.and furnished to the Securities and Exchange Commission or its staff upon request.